                                 MAINSTAY FUNDS

                           MainStay All Cap Value Fund

                 Supplement dated April 10, 2007 ("Supplement")
              to the Prospectus dated March 1, 2007 ("Prospectus")

     This Supplement updates certain information contained in the above-dated Prospectus for the MainStay All Cap Value Fund (the "Fund"), a series of Eclipse Funds Inc. You may obtain a copy of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1-800-MAINSTAY (1-800-624-6782), by visiting the Fund's website at www.mainstayfunds.com, or by writing to NYLIFE Distributors LLC, attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054.

     This Supplement is to inform you that the Boards of Directors of Eclipse Funds Inc. and ICAP Funds, Inc. have voted to approve, subject to approval by MainStay All Cap Value Fund shareholders, a reorganization of the MainStay All Cap Value Fund, which is subadvised by MacKay Shields LLC. Under this reorganization, shareholders of the MainStay All Cap Value Fund would become shareholders of the MainStay ICAP Equity Fund, which is subadvised by Institutional Capital LLC. The MainStay All Cap Value Fund subsequently would be terminated.

     On or about May 23, 2007, shareholders who own shares of the MainStay All Cap Value Fund as of May 2, 2007 will receive a proxy statement/prospectus containing further information regarding the MainStay ICAP Equity Fund and the proposed reorganization . The proxy statement/prospectus will also include voting instruction cards with which shareholders of the MainStay All Cap Value Fund may vote on the reorganization at a special meeting scheduled to be held on July 16, 2007. If approved by shareholders on July 16, 2007, the reorganization is expected to close on or about July 27, 2007.




            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.